Exhibit 99.2

ALLMERICA FINANCIAL CORPORATION

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1
Consolidated Financial Statements
Income Statements	2
Balance Sheets	3
Segment Results
Income Statement Highlights	4
Balance Sheet Highlights	5
Property and Casualty
Condensed Income Statements	6
Statutory Underwriting Profit/(Loss), reconciled to GAAP	7
Selected Statutory Product Information	8
Allmerica Financial Services
Condensed Income Statements	9
Segment Income By Product Line	10
Selected Financial Information-Variable Annuities	11
Future Policy Benefits and Account Balances	12
Asset Management
Condensed Income Statements and Supplemental Information	13
Corporate
Condensed Income Statements	14
Investment Results
Net Investment Income	15
Historical Financial Highlights	16-18
Other Information
Corporate Information	Inside back cover
Market and Dividend Information
Industry Ratings

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

Quarter ended March 31
(In millions, except per share data)	2003	2002	% Change
RECONCILIATION FROM SEGMENT
INCOME TO NET INCOME
Segment income (1)	$32.0	$57.4	(44.3)
Federal income taxes on segment income	(4.3)	(8.0)	(46.3)
Minority interest:
Distributions on mandatorily redeemable preferred securities of a subsidiary trust, net of taxes	(4.0)	(4.0)	—
Net realized investment gains (losses), net of taxes and amortization	8.0	(4.4)	N/M
Gains on derivative instruments, net of taxes	1.0	10.6	(90.6)
Restructuring costs, net of taxes	(2.2)	—	N/M
Gain from retirement of trust instruments supported by funding obligations, net of taxes	3.0	—	N/M
Income from sale of universal life business, net of taxes	3.6	—	N/M

Income before effect of accounting change	37.1	51.6	(28.1)
Cumulative effect of change in accounting principle, net of taxes	—	(3.7)	N/M

Net income	$37.1	$47.9	(22.5)

PER SHARE DATA (DILUTED)
Segment income (1)	$0.60	$1.08	(44.4)
Federal income taxes on segment income	(0.08)	(0.16)	(50.0)
Minority interest:
Distributions on mandatorily redeemable preferred securities of a subsidiary trust, net of taxes	(0.07)	(0.07)	—
Net realized investment gains (losses), net of taxes and amortization	0.14	(0.08)	N/M
Gains on derivative instruments, net of taxes	0.02	0.20	(90.0)
Restructuring costs, net of taxes	(0.04)	—	N/M
Gain from retirement of trust instruments supported by funding obligations, net of taxes	0.06	—	N/M
Income from sale of universal life business, net of taxes	0.07	—	N/M

Income before effect of accounting change	0.70	0.97	(27.8)
Cumulative effect of change in accounting principle, net of taxes	—	(0.07)	N/M

Net income	$0.70	$0.90	(22.2)

March 31 2003	December 31 2002	% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,447.6	$1,400.9	3.3
Allmerica Financial Life Insurance and Annuity Company (consolidated)	1,192.9	1,197.9	(0.4)
AFC Holding Company and other	(524.6)	(526.6)	(0.4)

Total shareholders’ equity	$2,115.9	$2,072.2	2.1

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$882.8	$830.3	6.3
Allmerica Financial Life Insurance and Annuity Company (consolidated)	$472.3	$481.9	(2.0)
First Allmerica Financial Life Insurance Company	$193.3	$200.0	(3.4)
Book value per share
The Hanover Insurance Company (consolidated)	$27.27	$26.39	3.3
Allmerica Financial Life Insurance and Annuity Company (consolidated)	22.46	22.64	(0.8)
AFC Holding Company and other	(9.87)	(9.91)	(0.4)

Total book value per share	$39.86	$39.12	1.9

Book value per share, excluding accumulated other comprehensive income	$40.59	$39.83	1.9

Shares outstanding (2)	53.1	52.9

Stock price	$14.03	$10.10	38.9
Price/book value per share	0.4	x	0.3	x	0.1	x
Debt/equity	9.4%	9.6%	(0.2	) pts
Debt/total capital	7.6%	7.8%	(0.2	) pts
Debt plus preferred securities of a subsidiary trust/total capital	19.1%	19.4%	(0.3	) pts

(1)	Represents income or loss of the Company’s three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision makers in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.
(2)	Shares outstanding do not include common stock equivalents.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
(In millions, except per share data)	2003	2002	% Change
REVENUES
Premiums	$575.2	$582.6	(1.3)
Universal life and investment product policy fees	90.3	96.0	(5.9)
Net investment income	118.7	150.5	(21.1)
Net realized investment gains (losses)	13.2	(12.3)	N/M
Other income	52.4	32.5	61.2

Total revenues	849.8	849.3	0.1

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	486.7	536.4	(9.3)
Policy acquisition expenses	171.3	111.5	53.6
Gain from retirement of trust instruments supported by funding obligations	(4.7)	—	N/M
Income from sale of universal life business	(5.5)	—	N/M
Gains on derivative instruments	(1.5)	(16.3)	(90.8)
Restructuring costs	3.3	—	N/M
Other operating expenses	151.6	152.6	(0.7)

Total benefits, losses and expenses	801.2	784.2	2.2

Income before federal income taxes	48.6	65.1	(25.3)
Federal income tax expense	7.5	9.5	(21.1)

Income before minority interest and cumulative effect of change in accounting principle	41.1	55.6	(26.1)

Minority interest:

Distributions on mandatorily redeemable preferred securities of a subsidiary trust	(4.0)	(4.0)	—

Income before cumulative effect of change in accounting principle	37.1	51.6	(28.1)
Cumulative effect of change in accounting principle	—	(3.7)	N/M

Net income	$37.1	$47.9	(22.5)

PER SHARE DATA (DILUTED)
Income before cumulative effect of change in accounting principle	$0.70	$0.97	(27.8)
Cumulative effect of change in accounting principle	—	(0.07)	N/M

Net income (1)	$0.70	$0.90	(22.2)

Weighted average shares outstanding	53.0	53.1

(1)	Basic net income per share was $0.70 and $0.91 for the quarters ended March 31, 2003 and 2002, respectively.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2003	December 31 2002	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,204.5 and $7,715.9)	$7,487.9	$8,003.1	(6.4)
Equity securities, at fair value (cost of $49.1)	52.2	52.8	(1.1)
Mortgage loans	242.4	259.8	(6.7)
Policy loans	277.5	361.4	(23.2)
Other long-term investments	112.2	129.7	(13.5)

Total investments	8,172.2	8,806.8	(7.2)

Cash and cash equivalents	267.7	389.8	(31.3)
Accrued investment income	130.8	138.3	(5.4)
Premiums, accounts, and notes receivable, net	584.5	564.7	3.5
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	2,080.5	2,075.8	0.2
Deferred policy acquistion costs	1,180.4	1,242.2	(5.0)
Deferred federal income tax asset	377.0	413.2	(8.8)
Goodwill	131.2	131.2	—
Other assets	432.3	473.5	(8.7)
Separate account assets	11,016.2	12,343.4	(10.8)

Total assets	$24,372.8	$26,578.9	(8.3)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,737.5	$3,900.1	(4.2)
Outstanding claims, losses and loss adjustment expenses	3,059.4	3,066.5	(0.2)
Unearned premiums	1,039.0	1,047.0	(0.8)
Contractholder deposit funds and other policy liabilities	774.7	772.8	0.2

Total policy liabilities and accruals	8,610.6	8,786.4	(2.0)

Expenses and taxes payable	797.5	1,115.5	(28.5)
Reinsurance premiums payable	173.9	559.1	(68.9)
Trust instruments supported by funding obligations	1,159.2	1,202.8	(3.6)
Short-term debt	—	—	—
Long-term debt	199.5	199.5	—
Separate account liabilities	11,016.2	12,343.4	(10.8)

Total liabilities	21,956.9	24,206.7	(9.3)

MINORITY INTEREST
Mandatorily redeemable preferred securities of a subsidiary trust	300.0	300.0	—

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.4 million shares	0.6	0.6	—
Additional paid-in capital	1,768.5	1,768.4	—
Accumulated other comprehensive income (loss)	(38.6)	(37.4)	3.2
Retained earnings	783.3	746.2	5.0
Treasury stock at cost (7.3 and 7.5 million shares)	(397.9)	(405.6)	(1.9)

Total shareholders’ equity	2,115.9	2,072.2	2.1

Total liabilities and shareholders’ equity	$24,372.8	$26,578.9	(8.3)

ALLMERICA FINANCIAL CORPORATION

SEGMENT RESULTS

INCOME STATEMENT HIGHLIGHTS

	Quarter ended March 31
(In millions)	2003	2002	% Change
SEGMENT REVENUES (1)
Property and Casualty	$609.0	$614.7	(0.9)
Allmerica Financial Services	208.0	214.9	(3.2)
Asset Management	22.1	32.2	(31.4)
Corporate	0.5	1.7	(70.6)
Eliminations and other	(3.0)	(1.9)	57.9

Total segment revenues	$836.6	$861.6	(2.9)

SEGMENT INCOME (2)
Property and Casualty	$44.2	$39.0	13.3
Allmerica Financial Services	2.4	29.7	(91.9)
Asset Management	2.5	5.1	(51.0)
Corporate	(17.1)	(16.4)	4.3

Total segment income before federal income taxes and minority interest	$32.0	$57.4	(44.3)

	Year ended December 31
(In millions)	2002	2001	2000	1999	1998
SEGMENT REVENUES (1)
Property and Casualty	$2,498.7	$2,454.8	$2,307.7	$2,189.4	$2,222.1
Allmerica Financial Services	854.7	826.5	867.2	808.3	725.6
Asset Management	127.2	155.2	149.2	150.5	121.7
Corporate	5.0	6.7	6.3	6.0	12.9
Eliminations and other	(10.3)	(7.5)	(7.0)	(5.9)	(7.6)

Total segment revenues	$3,475.3	$3,435.7	$3,323.4	$3,148.3	$3,074.7

SEGMENT INCOME (2)
Property and Casualty	$184.3	$93.5	$190.0	$199.6	$149.6
Allmerica Financial Services	(625.0)	143.0	222.8	205.5	169.0
Asset Management	24.4	20.7	22.5	23.5	23.7
Corporate	(63.5)	(63.8)	(60.8)	(59.3)	(50.9)

Total segment income before federal income taxes and minority interest	$(479.8)	$193.4	$374.5	$369.3	$291.4

(1)	Represents revenues generated by the Company’s three operating segments, as well as the Corporate segment.
(2)	Represents income or loss of the Company’s three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No. 131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision makers in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

ALLMERICA FINANCIAL CORPORATION

SEGMENT RESULTS

BALANCE SHEET HIGHLIGHTS

(In millions)	March 31, 2003
	Property and Casualty	Allmerica Financial Services	Asset Management	Corporate(1)	Total
Cash and investments	$3,578.9	$3,516.9	$1,310.3	$33.8	$8,439.9
Reinsurance receivables	1,123.3	957.2	—	—	2,080.5
Deferred policy acquistion costs	215.4	965.0	—	—	1,180.4
Separate account assets	—	11,016.2	—	—	11,016.2
Other assets	1,134.9	424.0	199.3	(102.4)	1,655.8

Total assets	$6,052.5	$16,879.3	$1,509.6	$(68.6)	$24,372.8

Policy liabilities and accruals:
Future policy benefits	$111.8	$3,625.7	$—	$—	$3,737.5
Outstanding claims, losses and loss adjustment expenses	3,038.5	20.9	—	—	3,059.4
Unearned premiums	1,037.2	1.8	—	—	1,039.0
Contractholder deposit funds and other policy liabilities	13.5	556.7	204.5	—	774.7

Total policy liabilities and accruals	$4,201.0	$4,205.1	$204.5	$—	$8,610.6

Trust instruments supported by funding obligations	$—	$—	$1,159.2	$—	$1,159.2

Separate account liabilities	$—	$11,016.2	$—	$—	$11,016.2

	December 31 2002
	Property and Casualty	Allmerica Financial Services	Asset Management	Corporate(1)	Total
Cash and investments	$3,604.7	$4,160.2	$1,368.3	$63.4	$9,196.6
Reinsurance receivables	1,101.0	974.8	—	—	2,075.8
Deferred policy acquistion costs	215.1	1,027.1	—	—	1,242.2
Separate account assets	—	12,343.4	—	—	12,343.4
Other assets	1,135.3	466.1	191.5	(72.0)	1,720.9

Total assets	$6,056.1	$18,971.6	$1,559.8	$(8.6)	$26,578.9

Policy liabilities and accruals:
Future policy benefits	$106.5	$3,793.6	$—	$—	$3,900.1
Outstanding claims, losses and loss adjustment expenses	3,035.9	30.6	—	—	3,066.5
Unearned premiums	1,045.2	1.8	—	—	1,047.0
Contractholder deposit funds and other policy liabilities	14.2	550.5	208.1	—	772.8

Total policy liabilities and accruals	$4,201.8	$4,376.5	$208.1	$—	$8,786.4

Trust instruments supported by funding obligations	$—	$—	$1,202.8	$—	$1,202.8

Separate account liabilities	$—	$12,343.4	$—	$—	$12,343.4

(1)	Total assets include corporate eliminations of $(106.6) millionand $(78.9) million at March 31, 2003 and December 31, 2002,

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENT

	Quarter ended March 31
(In millions)	2003	2002	% Change
REVENUES
Net premiums written	$550.5	$554.9	(0.8)
Change in unearned premiums, net of prepaid reinsurance premiums	3.7	3.2	15.6

Net premiums earned	554.2	558.1	(0.7)
Net investment income	45.3	51.8	(12.5)
Other income	9.5	4.8	97.9

Total segment revenue	609.0	614.7	(0.9)

LOSSES AND OPERATING EXPENSES

Policy benefits, claims, losses and loss adjustment expenses	405.2	421.1	(3.8)
Policy acquisition expenses	111.8	104.6	6.9
Other operating expenses	47.8	50.0	(4.4)

Total losses and operating expenses	564.8	575.7	(1.9)

Segment income before federal income taxes	$44.2	$39.0	13.3

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING PROFIT/(LOSS), RECONCILED TO GAAP

	Quarter ended March 31
(In millions)	2003	2002	% Change

Net premiums earned	$553.9	$557.4	(0.6)
Policy benefits, claims, losses and loss adjustment expenses	404.1	422.0	(4.2)
Policy acquisition and other underwriting expenses	161.3	158.1	2.0
Policyholders’ dividends	1.1	0.6	83.3

Underwriting loss	$(12.6)	$(23.3)	(45.9)

Net investment income	45.3	51.8	(12.5)
Other income and expenses, net	8.1	3.4	138.2
Net deferred acquisition costs	0.3	2.2	(86.4)
Other Statutory to GAAP adjustments	3.1	4.9	(36.7)

Segment income before federal income taxes—GAAP Basis	$44.2	$39.0	13.3

PRETAX CATASTROPHE LOSSES	$11.2	$11.2	—

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

SELECTED STATUTORY PRODUCT INFORMATION

(In millions, except ratios)	Quarter ended March 31
	2003	2002	% Change
NET PREMIUMS WRITTEN
Personal automobile	$283.4	$285.2	(0.6)
Homeowners	70.5	65.5	7.6
Other personal	8.2	8.6	(4.7)

Total personal lines	362.1	359.3	0.8

Workers’ compensation	39.0	42.0	(7.1)
Commercial automobile	44.2	51.5	(14.2)
Commercial multiple peril	83.4	79.7	4.6
Other commercial	21.5	21.7	(0.9)

Total commercial lines	188.1	194.9	(3.5)

Total	$550.2	$554.2	(0.7)

NET PREMIUMS EARNED
Personal automobile	$271.1	$254.5	6.5
Homeowners	85.7	78.4	9.3
Other personal	10.6	10.9	(2.8)

Total personal lines	367.4	343.8	6.9

Workers’ compensation	36.5	45.9	(20.5)
Commercial automobile	46.1	57.3	(19.5)
Commercial multiple peril	79.7	84.6	(5.8)
Other commercial	24.2	25.8	(6.2)

Total commercial lines	186.5	213.6	(12.7)

Total	$553.9	$557.4	(0.6)

POLICY BENEFITS, CLAIMS AND LOSSES
Personal automobile	$209.4	$185.5	12.9
Homeowners	55.0	51.5	6.8
Other personal	3.6	5.7	(36.8)

Total personal lines	268.0	242.7	10.4

Workers’ compensation	24.6	34.7	(29.1)
Commercial automobile	23.1	35.6	(35.1)
Commercial multiple peril	39.4	52.1	(24.4)
Other commercial	3.2	6.9	(53.6)

Total commercial lines	90.3	129.3	(30.2)

Total	$358.3	$372.0	(3.7)

LOSS ADJUSTMENT EXPENSES	$45.8	$50.0	(8.4)

RATIOS
LOSSES
Personal automobile	77.2%	72.9%	4.3	pts
Homeowners	64.2%	65.7%	(1.5	) pts
Other personal	34.0%	52.3%	(18.3	) pts

Total personal lines	72.9%	70.6%	2.3	pts

Workers’ compensation	67.4%	75.6%	(8.2	) pts
Commercial automobile	50.1%	62.1%	(12.0	) pts
Commercial multiple peril	49.4%	61.6%	(12.2	) pts
Other commercial	13.2%	26.7%	(13.5	) pts

Total commercial lines	48.4%	60.5%	(12.1	) pts

Total	64.7%	66.7%	(2.0	) pts

LOSS ADJUSTMENT EXPENSES	8.3%	9.0%	(0.7	) pts

POLICY ACQUISITION AND OTHER UNDERWRITING EXPENSES	29.3%	28.5%	0.8	pts
POLICYHOLDERS’ DIVIDENDS	0.2%	0.1%	0.1	pts

COMBINED	102.5%	104.3%	(1.8	) pts

ALLMERICA FINANCIAL CORPORATION

ALLMERICA FINANCIAL SERVICES

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2003	2002	% Change
REVENUES
Premiums	$21.0	$24.5	(14.3)
Fees:
Fees from surrenders	26.4	7.0	N/M
Other proprietary product fees	63.9	89.0	(28.2)
Net investment income	53.2	70.7	(24.8)
Brokerage and investment management income (1)	32.5	18.1	79.6
Other income	11.0	5.6	96.4

Total segment revenue	208.0	214.9	(3.2)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	74.4	107.2	(30.6)
Policy acquisition expenses	59.8	11.6	N/M
Brokerage and investment management variable expenses (1)	22.2	11.8	—
Other operating expenses	49.2	54.6	(9.9)

Total policy benefits, claims and operating expenses	205.6	185.2	11.0

Segment income before federal income taxes	$2.4	$29.7	(91.9)

(1)	Brokerage and investment management income primarily reflects fees earned from the distribution and management of non-proprietary insurance and investment products. Variable expenses related to this business primarily consists of commissions.

ALLMERICA FINANCIAL CORPORATION

ALLMERICA FINANCIAL SERVICES

SEGMENT INCOME BY PRODUCT LINE

(In millions)	Quarter ended March 31, 2003
	Individual Annuities	Variable Universal Life (2)	Other Insurance(3)	Total Insurance	VeraVest Distribution	Total
REVENUES
Premiums	$—	$—	$21.0	$21.0	$—	$21.0
Fees:
Fees from surrenders	22.3	4.1	—	26.4	—	26.4
Other proprietary product fees	38.4	24.3	1.2	63.9	—	63.9
Net investment income	16.4	3.8	33.0	53.2	—	53.2
Brokerage and investment management income (1)	5.3	1.1	0.1	6.5	26.0	32.5
Other income	2.1	2.5	5.3	9.9	1.1	11.0

Total segment revenue	84.5	35.8	60.6	180.9	27.1	208.0

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	27.6	9.4	37.4	74.4	—	74.4
Policy acquisition expenses	52.8	7.3	(0.3)	59.8	—	59.8
Variable operating expenses	7.6	1.3	0.5	9.4	19.2	28.6

	88.0	18.0	37.6	143.6	19.2	162.8

Segment income before other operating expenses	$(3.5)	$17.8	$23.0	$37.3	$7.9	45.2

Other operating expenses (4)						42.8

Segment income before federal income taxes						$2.4

	Quarter ended March 31, 2002
	Individual Annuities	Variable Universal Life (2)	Other Insurance(3)	Total Insurance	VeraVest Distribution	Total
REVENUES
Premiums	$—	$—	$24.5	$24.5	$—	$24.5
Fees:
Fees from surrenders	5.0	1.8	0.2	7.0	—	7.0
Other proprietary product fees	46.9	25.6	16.5	89.0	—	89.0
Net investment income	20.6	2.6	47.4	70.6	0.1	70.7
Brokerage and investment management income (1)	7.5	1.3	0.5	9.3	8.8	18.1
Other income	1.0	0.1	3.5	4.6	1.0	5.6

Total segment revenue	81.0	31.4	92.6	205.0	9.9	214.9

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	35.8	12.1	59.3	107.2	—	107.2
Policy acquisition expenses	5.5	3.1	3.0	11.6	—	11.6
Variable operating expenses	9.7	2.8	0.7	13.2	7.7	20.9

	51.0	18.0	63.0	132.0	7.7	139.7

Segment income before other operating expenses	$30.0	$13.4	$29.6	$73.0	$2.2	75.2

Other operating expenses (4)						45.5

Segment income before federal income taxes						$29.7

(1)	Brokerage and investment management income primarily reflects fees earned from the distribution and management of non-proprietary insurance and investment products. Variable expenses related to this business primarily consists of commissions.
(2)	Variable universal life includes group variable universal life business.
(3)	Other insurance includes results from the closed block, the universal life, traditional life, yearly renewable term life, individual health and other insurance and group retirement products.
(4)	Includes insurance and VeraVest distribution operating expenses.

ALLMERICA FINANCIAL CORPORATION

ALLMERICA FINANCIAL SERVICES

SELECTED FINANCIAL INFORMATION-VARIABLE ANNUITIES

	Quarter ended
(In millions)	March 31 2003	December 31 2002	% Change
VARIABLE INDIVIDUAL ANNUITIES— REDEMPTIONS BY DISTRIBUTION CHANNEL (1)
Agency	$430.4	$415.3	3.6
Select	267.8	441.3	(39.3)
Partner	292.2	426.8	(31.5)

	$990.4	$1,283.4	(22.8)

	March 31 2003	December 31 2002	% Change
VARIABLE INDIVIDUAL ANNUITIES— ACCCOUNT VALUES BY DISTRIBUTION CHANNEL
Agency	$4,098.3	$4,623.6	(11.4)
Select	2,671.5	2,995.3	(10.8)
Partner	4,117.0	4,507.2	(8.7)

	$10,886.8	$12,126.1	(10.2)

NET AMOUNT AT RISK BY DISTRIBUTION CHANNEL
Agency	$1,868.6	$1,854.8	0.7
Select	1,045.3	1,037.3	0.8
Partner	1,764.7	1,720.3	2.6

	$4,678.6	$4,612.4	1.4

VARIABLE ANNUITY DEFERRED ACQUISITION COST ASSET BY DISTRIBUTION CHANNEL
Agency	$270.0	$290.7	(7.1)
Select	250.1	270.1	(7.4)
Partner	202.9	217.4	(6.7)

	$723.0	$778.2	(7.1)

(1)	Includes both full policy and partial policy surrenders, withdrawals and death benefits (to the extent equal to account value).

ALLMERICA FINANCIAL CORPORATION

ALLMERICA FINANCIAL SERVICES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

(In millions)	March 31 2003	December 31 2002	% Change
GENERAL ACCOUNT RESERVES
Insurance
Traditional life	$847.4	$854.2	(0.8)
Universal life (1)	693.1	703.0	(1.4)
Variable universal life (2)	215.8	222.9	(3.2)
Individual health (3)	265.8	265.4	0.2

Total insurance	2,022.1	2,045.5	(1.1)

Annuities
Individual annuities	1,563.1	1,716.0	(8.9)
Group annuities	619.9	615.0	0.8

Total annuities	2,183.0	2,331.0	(6.3)

Total general account reserves	$4,205.1	$4,376.5	(3.9)

SEPARATE ACCOUNT LIABILITIES
Variable individual life	$868.9	$977.9	(11.1)
Variable individual annuities	9,520.8	10,611.9	(10.3)

Total individual	10,389.7	11,589.8	(10.4)
Group variable universal life	248.0	349.7	(29.1)
Group annuities	378.5	403.9	(6.3)

Total group	626.5	753.6	(16.9)

Total separate account liabilities	$11,016.2	$12,343.4	(10.8)

	Quarter ended
	March 31 2003	December 31 2002	% Change
SEPARATE ACCOUNT INDIVIDUAL ANNUITIES
Balance at beginning of period	$10,611.9	$12,834.5	(17.3)
Direct premiums and deposits	24.8	577.8	(95.7)
Redemptions	(794.6)	(417.4)	90.4
Market (depreciation) appreciation	(270.2)	20.5	N/M
Transfers and other	(51.1)	14.5	N/M

Balance at end of period	$9,520.8	$13,029.9	(26.9)

(1)	Universal life reserves include reinsured balances of $663.3 million and $681.7 million at March 31, 2003 and December 31, 2002, respectively.
(2)	Variable universal life reserves include group variable universal life reserves of $10.3 million and $11.8 million at March 31, 2003 and December 31, 2002, respectively.
(3)	Individual health reserves include reinsured balances of $264.6 million and $264.0 million at March 31, 2003 and December 31, 2002, respectively.

ALLMERICA FINANCIAL CORPORATION

ASSET MANAGEMENT

CONDENSED INCOME STATEMENTS AND SUPPLEMENTAL INFORMATION

	Quarter ended March 31
(In millions)	2003	2002	% Change
INTEREST MARGINS ON GICS
Net investment income	$19.9	$26.5	(24.9)
Interest credited	(18.6)	(23.6)	(21.2)

Net interest margin	1.3	2.9	(55.2)

PREMIUM FINANCING BUSINESS
Fees	3.0	2.7	11.1
Operating expenses	(2.9)	(1.7)	70.6

Net premium financing business	0.1	1.0	(90.0)

FEES AND OTHER INCOME
External fees	2.2	1.9	15.8
Internal fees	1.1	1.3	(15.4)
Other operating expenses	(2.2)	(2.0)	10.0

Segment income before federal income taxes	$2.5	$5.1	(51.0)

	Quarter ended March 31
	2003	2002	% Change
GIC DEPOSITS
Outstanding GIC deposits, beginning of period	$1,410.0	$2,689.7	(47.6)
Withdrawals during the period	(64.9)	(526.0)	(87.7)
Deposits during the period	—	127.1	N/M
Interest credited during the period	18.6	23.6	(21.2)

Outstanding GIC deposits, end of period	$1,363.7	$2,314.4	(41.1)

	March 31
	2003	2002
GIC SCHEDULED MATURITIES
2002	$—	$132.2
2003	75.5	137.7
2004	123.2	162.6
2005	654.0	770.2
2006+	511.0	633.3

	1,363.7 (1)	1,836.0 (1)
Short term funding agreement balances	—	478.4

	$1,363.7	$2,314.4

(1)	Includes $3.9 million and $37.9 million of traditional GIC balances for the three months ended March 31, 2003 and 2002, respectively.

ALLMERICA FINANCIAL CORPORATION

CORPORATE

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2003	2002	% Change
REVENUES
Net investment income	$0.5	$1.7	(70.6)

OPERATING EXPENSES
Interest expense	3.8	3.8	—
Other operating expenses	13.8	14.3	(3.5)

Total operating expenses	17.6	18.1	(2.8)

Net segment loss before federal income taxes and minority interest	$(17.1)	$(16.4)	4.3

ALLMERICA FINANCIAL CORPORATION

NET INVESTMENT INCOME

(In millions, except yields)	Quarter ended March 31, 2003
	Property and Casualty (1)	Yield	Allmerica Financial Services	Yield	Asset Management	Yield	Corporate(2)	Yield	Total	Yield
Fixed maturities	$47.5	6.23%	$44.0	6.09%	$19.7	6.67%	$0.3	4.87%	$111.5	6.24%
Equity securities	0.2	3.85%	0.1	1.17%	—	—	—	—	0.3	2.02%
Mortgages	1.5	7.30%	1.9	7.97%	1.9	10.41%	0.1	—	5.4	8.72%
All other	(3.1)	—	8.0	—	(1.4)	—	(0.1)	—	3.4	—
Investment expenses	(0.8)	—	(0.8)	—	(0.3)	—	—	—	(1.9)	—

Total	$45.3	5.67%	$53.2	5.89%	$19.9	6.32%	$0.3	2.92%	$118.7	5.85%

	Quarter ended March 31, 2002
	Property and Casualty (1)	Yield	Allmerica Financial Services	Yield	Asset Management	Yield	Corporate(2)	Yield	Total	Yield

Fixed maturities	$51.2	6.47%	$58.4	7.30%	$39.9	6.87%	$1.5	5.38%	$151.0	6.86%
Equity securities	0.2	3.48%	0.1	1.48%	—	—	—	—	0.3	2.25%
Mortgages	1.9	7.24%	2.5	7.98%	1.7	6.87%	—	—	6.1	7.67%
All other	(0.6)	—	12.4	—	(14.6)	—	—	—	(2.8)	—
Investment expenses	(0.9)	—	(2.7)	—	(0.5)	—	—	—	(4.1)	—

Total	$51.8	6.12%	$70.7	6.80%	$26.5	4.34%	$1.5	4.82%	$150.5	5.95%

(1)	Includes purchase accounting adjustments of $0.8 million and $1.0 million for the quarters ended March 31, 2003 and 2002, respectively.
(2)	Includes corporate eliminations of $0.2 million for the quarters ended March 31, 2003 and 2002.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q1 03	2002	Q4 02	Q3 02	Q2 02	Q1 02
SEGMENT INCOME (LOSS) (1)
Property and Casualty	$44.2	$184.3	$35.2	$58.5	$51.6	$39.0
Allmerica Financial Services	2.4	(625.0)	(0.7)	(540.2)	(113.8)	29.7
Asset Management	2.5	24.4	8.5	5.7	5.1	5.1
Corporate	(17.1)	(63.5)	(14.4)	(17.5)	(15.2)	(16.4)

Total segment income (loss) before federal income taxes and minority interest	$32.0	$(479.8)	$28.6	$(493.5)	$(72.3)	$57.4

Federal income tax benefit (expense) on segment income (loss)	(4.3)	220.4	(2.7)	182.5	48.6	(8.0)
Minority interest
Distributions on mandatorily redeemable preferred securities of a subsidiary trust	(4.0)	(16.0)	(4.0)	(4.0)	(4.0)	(4.0)

Total segment income (loss) after federal income taxes and minority interest	23.7	(275.4)	21.9	(315.0)	(27.7)	45.4
Net realized investment gains (losses), net of amortization and taxes	8.0	(89.4)	(45.8)	(0.7)	(38.5)	(4.4)
Gain from retirement of trust instruments supported by funding obligations, net of taxes	3.0	66.7	66.7	—	—	—
Gain (loss) from sale of universal life business, net of taxes	3.6	(20.3)	(20.3)	—	—	—
Gains (losses) on derivative instruments, net of taxes	1.0	26.2	6.5	—	9.1	10.6
Restructuring costs, net of taxes	(2.2)	(9.6)	(9.6)	—	—	—
Other items, net of taxes	—	(0.6)	(4.5)	2.3	1.6	—

(Loss) income before cumulative effect of accounting change	37.1	(302.4)	14.9	(313.4)	(55.5)	51.6
Cumulative effect of change in accounting principle, net of taxes	—	(3.7)	—	—	—	(3.7)

NET INCOME (LOSS)	$37.1	$(306.1)	$14.9	$(313.4)	$(55.5)	$47.9

PER SHARE DATA (DILUTED)
NET INCOME (LOSS)	$0.70	$(5.79)	$0.28	$(5.93)	$(1.05)	$0.90
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	53.0	52.9	52.9	52.9	52.9	53.1
BALANCE SHEET
Total investments	$8,172.2		$8,806.8	$9,816.0	$9,844.9	$9,977.2
Separate account assets	$11,016.2		$12,343.4	$12,152.9	$14,054.3	$15,085.9
Total assets	$24,372.8		$26,578.9	$27,528.6	$29,157.3	$30,292.2
Total shareholders' equity	$2,115.9		$2,072.2	$2,105.4	$2,391.7	$2,384.8
Book value per share	$39.86		$39.12	$39.69	$45.07	$44.98
Book value per share, excluding accumulated other comprehensive income	$40.59		$39.83	$39.47	$45.32	$46.32

(1)	Represents income or loss of the Company's three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision makers in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.
(2)	Excludes 0.2 million shares for the year ended December 31, 2002 and 0.1 million shares for the quarters ended September 30, 2002 and June 30, 2002 due to antidilution.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2001	Q4 01	Q3 01	Q2 01	Q1 01	2000	Q4 00	Q3 00	Q2 00	Q1 00
SEGMENT INCOME (LOSS) (1)
Property and Casualty	$93.5	$29.0	$6.8	$41.5	$16.2	$190.0	$33.6	$59.4	$53.9	$43.1
Allmerica Financial Services	143.0	21.7	34.4	42.6	44.3	222.8	56.2	56.7	55.5	54.4
Asset Management	20.7	4.2	6.1	4.4	6.0	22.5	7.0	5.8	4.6	5.1
Corporate	(63.8)	(16.3)	(15.7)	(15.6)	(16.2)	(60.8)	(20.4)	(13.7)	(12.2)	(14.5)

Total segment income before federal income taxes and minority interest	$193.4	$38.6	$31.6	$72.9	$50.3	$374.5	$76.4	$108.2	$101.8	$88.1

Federal income tax benefit (expense) on segment income	(12.9)	(0.6)	6.8	(10.0)	(9.1)	(57.3)	8.0	(24.3)	(23.3)	(17.7)
Minority interest
Distributions on mandatorily redeemable preferred securities of a subsidiary trust	(16.0)	(4.0)	(4.0)	(4.0)	(4.0)	(16.0)	(4.0)	(4.0)	(4.0)	(4.0)

Total segment income after federal income taxes and minority interest	164.5	34.0	34.4	58.9	37.2	301.2	80.4	79.9	74.5	66.4
Net realized investment losses, net of amortization and taxes	(78.8)	(12.6)	(2.8)	(51.0)	(12.4)	(87.8)	(20.5)	(17.4)	(13.7)	(36.2)
(Losses) gains on derivative instruments, net of taxes	(22.9)	(24.4)	(0.4)	0.3	1.6	—	—	—	—	—
Loss from selected property and casualty exited agencies, policies, groups and programs, net of taxes	(44.4)	(44.4)	—	—	—	—	—	—	—	—
Voluntary pool environmental losses, net of taxes	(21.5)	(21.5)	—	—	—	—	—	—	—	—
Restructuring costs, net of taxes	(1.8)	(1.8)	—	—	—	(13.5)	(0.3)	—	(13.2)	—
Other items, net of taxes	5.0	—	—	5.0	—	—	—	—	—	—

Income (loss) before cumulative effect of accounting change	0.1	(70.7)	31.2	13.2	26.4	199.9	59.6	62.5	47.6	30.2
Cumulative effect of change in accounting principle, net of taxes	(3.2)	—	—	—	(3.2)	—	—	—	—	—

NET (LOSS) INCOME	$(3.1)	$(70.7)	$31.2	$13.2	$23.2	$199.9	$59.6	$62.5	$47.6	$30.2

PER SHARE DATA (DILUTED)
NET (LOSS) INCOME	$(0.06)	$(1.33)	$0.59	$0.25	$0.44	$3.70	$1.11	$1.16	$0.88	$0.56
DIVIDENDS	$0.25	$0.25	$—	$—	$—	$0.25	$—	$0.25	$—	$—

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.1	52.7	53.1	53.1	53.1	54.0	53.8	53.9	54.1	54.3
BALANCE SHEET
Total investments		$10,326.2	$10,367.2	$10,222.1	$9,676.8		$9,395.6	$9,312.5	$9,043.1	$8,871.5
Separate account assets		$14,838.4	$13,367.0	$16,095.1	$15,594.4		$17,437.4	$18,660.1	$18,477.5	$18,595.5
Total assets		$30,336.1	$28,913.8	$31,437.5	$30,556.4		$31,588.0	$32,634.8	$32,088.6	$31,854.1
Total shareholders' equity		$2,391.1	$2,529.8	$2,502.7	$2,502.5		$2,409.1	$2,357.3	$2,288.6	$2,267.7
Book value per share		$45.19	$47.83	$47.39	$47.44		$45.74	$44.24	$42.98	$42.27
Book value per share, excluding accumulated other comprehensive income		$45.44	$46.98	$46.52	$46.23		$45.84	$44.92	$44.17	$43.13

(1)	Represents income or loss of the Company's three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision makers in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	1999	Q4 99	Q3 99	Q2 99	Q1 99	1998	Q4 98	Q3 98	Q2 98	Q1 98
SEGMENT INCOME (LOSS) (1)
Property and Casualty	$199.6	$65.0	$49.5	$55.3	$29.8	$149.6	$52.4	$24.6	$34.9	$37.7
Allmerica Financial Services	205.5	54.2	54.7	47.7	48.9	169.0	43.5	39.1	44.2	42.2
Asset Management	23.5	5.3	5.7	6.8	5.7	23.7	6.7	6.9	6.2	3.9
Corporate	(59.3)	(16.1)	(13.7)	(13.5)	(16.0)	(50.9)	(15.3)	(10.6)	(12.7)	(12.3)

Total segment income before federal income taxes and minority interest	$369.3	$108.4	$96.2	$96.3	$68.4	$291.4	$87.3	$60.0	$72.6	$71.5

Federal income tax expense on segment income	(72.4)	(23.6)	(16.4)	(19.3)	(13.1)	(53.1)	(13.8)	(10.7)	(12.2)	(16.4)
Minority interest
Distributions on mandatorily redeemable preferred securities of a subsidiary trust	(16.0)	(4.0)	(4.0)	(4.0)	(4.0)	(16.0)	(4.0)	(4.0)	(4.0)	(4.0)
Equity in earnings	—	—	—	—	—	(9.8)	(2.4)	(1.9)	(1.7)	(3.8)

Total segment income after federal
Income taxes and minority interest	280.9	80.8	75.8	73.0	51.3	212.5	67.1	43.4	54.7	47.3
Net realized investment gains (losses), net of amortization and taxes	63.0	(13.6)	(16.7)	(6.2)	99.5	28.8	6.4	1.1	4.5	16.8
Sales practice litigation, net of taxes	—	—	—	—	—	(20.2)	—	(20.2)	—	—
Restructuring costs, net of taxes	1.2	1.2	—	—	—	(5.8)	(5.8)	—	—	—
Other items, net of taxes	—	—	—	—	—	(0.6)	—	—	—	(0.6)

Income from continuing operations	345.1	68.4	59.1	66.8	150.8	214.7	67.7	24.3	59.2	63.5
Discontinued operations
Loss from operations of discontinued group life and health business, net of taxes	(18.8)	—	(15.5)	(6.6)	3.3	(13.5)	(1.8)	(16.1)	1.1	3.3
Loss on disposal of group life and health business, net of taxes	(30.5)	—	(30.5)	—	—	—	—	—	—	—

NET INCOME	$295.8	$68.4	$13.1	$60.2	$154.1	$201.2	$65.9	$8.2	$60.3	$66.8

PER SHARE DATA (DILUTED)
INCOME FROM CONTINUING OPERATIONS (2)	$6.21	$1.25	$1.08	$1.21	$2.61	$3.56	$1.13	$0.40	$0.98	$1.05
NET INCOME	$5.33	$1.25	$0.24	$1.09	$2.67	$3.33	$1.10	$0.13	$1.00	$1.11
DIVIDENDS	$0.25	$—	$0.25	$—	$—	$0.15	$—	$0.05	$0.05	$0.05
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	55.5	54.6	54.7	55.1	57.7	60.3	59.9	60.6	60.5	60.3
BALANCE SHEET
Total investments		$8,599.0	$9,004.6	$9,792.4	$9,922.1		$9,818.7	$9,936.0	$10,029.0	$9,684.2
Separate account assets		$17,629.6	$15,102.9	$15,635.9	$14,329.4		$13,697.7	$11,424.9	$12,260.5	$11,425.4
Total assets		$30,769.6	$29,080.0	$29,826.4	$28,461.2		$27,653.1	$25,233.5	$25,816.4	$24,511.8
Total shareholders' equity		$2,240.2	$2,199.7	$2,248.7	$2,387.5		$2,458.6	$2,480.3	$2,539.4	$2,468.8
Book value per share		$41.32	$40.86	$41.49	$42.30		$41.95	$41.02	$42.04	$40.94
Book value per share, excluding accumulated other comprehensive income		$42.71	$41.76	$41.45	$40.97		$38.87	$38.08	$38.01	$37.07

(1)	Represents income or loss of the Company's three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision makers in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.
(2)	Income from continuing operations represents net income before adjustment for the results of the discontinued operations of the Company.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2003
	Price Range		Dividends
	High	Low	Per Share
March 31	$16.43	$9.84	—
June 30
September 30
December 31

Quarter Ended	2002
	Price Range
	High	Low	Dividends Per Share
March 31	$45.17	$40.60	—
June 30	$50.33	$44.20	—
September 30	$45.85	$12.00	—
December 31	$11.51	$7.16	—

INDUSTRY RATINGS AS OF APRIL 25, 2003

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
First Allmerica Financial Life Insurance Company	B-	B+	Ba2

Allmerica Financial Life Insurance and Annuity Company	B-	B+	Ba2

The Hanover Insurance Company	B++	BBB+	Baa2

Citizens Insurance Company of America	B++	—	—

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
Allmerica Financial Corporation Senior Debt	bb	BB-	B1

Allmerica Financial Corporation Capital Securities	b+	B-	B3

Allmerica Financial Corporation Short Term Debt	AMB-4	B	NP

First Allmerica Financial Life Insurance Company Short Term Debt	—	B	—

First Allmerica Financial Life Insurance Company Short Term Insurance Financial Strength Rating	—	B	NP

TRANSFER AGENT
EquiServe, LP
PO Box 43076
Providence, RI 02940-3076
1-800-317-4454

COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New
York Stock Exchange under the symbol “AFC”.

INQUIRIES

Henry P. St. Cyr, CFA
Vice President, Investor Relations
(508) 855-2959
hstcyr@Allmerica.com

William J. Steglitz, CPA
Director, Investor Relations
(508) 855-3883
wsteglitz@Allmerica.com

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